UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10319

                                  MUTUALS.com
               (Exact name of registrant as specified in charter)

                         700 N. Pearl Street, Suite 900
                              Dallas, Texas 75201
              (Address of principal executive offices) (Zip code)

                                 Michael Henry
                         700 N. Pearl Street, Suite 900
                              Dallas, Texas 75201
                    (Name and address of agent for service)

                                 (800) 688-8257
               Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2006

Date of reporting period:  September 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

SEMI-ANNUAL REPORT  September 30, 2005

                                  MUTUALS.COM

   GENERATION WAVE    GROWTH FUND (GWGFX)

                      A series of MUTUALS.com

                      INVESTMENT ADVISOR

                      MUTUALS ADVISORS, INC.

MUTUALS ADVISORS, INC.
PLAZA OF THE AMERICAS
700 NORTH PEARL STREET,
SUITE 900
DALLAS, TEXAS 75201

PHONE: 1-866-264-8783
WEB:   WWW.MUTUALS.COM

(MUTUALS.COM LOGO)

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                       3
EXPENSE EXAMPLE                                                              5
INVESTMENT HIGHLIGHTS                                                        7
PORTFOLIO OF INVESTMENTS                                                     9
STATEMENT OF ASSETS AND LIABILITIES                                         10
STATEMENT OF OPERATIONS                                                     11
STATEMENTS OF CHANGES IN NET ASSETS                                         12
FINANCIAL HIGHLIGHTS                                                        13
NOTES TO FINANCIAL STATEMENTS                                               14

                             LETTER TO SHAREHOLDERS

                                                               November 29, 2005

Dear Valued Shareholder,

As the new portfolio managers for the Generation Wave Growth Fund, we are excited to be working on your behalf. We are especially thrilled to give you this news: For the six-month period ending September 30, 2005, the Generation Wave Growth Fund returned 8.38% while the S&P 500 Index, including dividends, gained only 5.02%. The Fund also has maintained its coveted 5-STAR OVERALL MORNINGSTAR RATINGTM among 1,497 Large-Cap Growth funds (derived from a weighted average of the Fund's three-year risk adjusted return measures).

We are pleased to report that over the past six months, we have successfully reorganized the Generation Wave family of funds into a single fund, the Generation Wave Growth Fund. The Advisor believes that the reorganization will reduce the expenses of operating the Fund due to more simplified administrative and regulatory requirements and the elimination of duplicative regulatory filings and fixed costs.

The Fund's track record and Morningstar rating are a testament to our rigorous fund selection process. Most individual investors don't have the time, ability or interest to do the necessary research for themselves, even though it's their hard-earned money at risk. So we do it for them. Using a proprietary method, we are able to sort through the 10,000+ available mutual funds - and data points that are many multiples of that figure - in order to assemble what we believe to be a well positioned portfolio of funds. We - in essence - do your homework and research for you.

In addition, many of our fund holdings are institutional class shares, which require a minimum investment of $1 million or more. Because of our buying power, we are able to purchase more than $1 million of those funds and we pass the benefits on to you, our shareholder. Other holdings are funds that are closed to new investors. Either way, many of these funds may not otherwise be available to you as an individual investor. This process allows you to hold a portfolio of funds, which is managed by a professional manager and can be purchased by you as a no-load fund.

PLEASE REMEMBER THAT DETAILED FUND INFORMATION INCLUDING UPDATED HOLDINGS AND PERFORMANCE IS ALWAYS AVAILABLE AT WWW.GENWAVEFUNDS.COM, OR THROUGH WWW.MUTUALS.COM, UNDER THE LINK FOR GENERATION WAVE FUNDS.

Finally, we aim to make communication with you, our shareholder, one of our top priorities, only behind investing your money. We hope you notice and benefit from the fruits of our communication efforts in the coming months. For those who invest directly with the Fund, rather than through a brokerage firm, we hope you have also taken advantage of our new online account access, as well as options to conveniently invest directly from your bank account. Please call our shareholder service department at 1-866-264-8783 for assistance. As always, your suggestions for additional improvements are welcome.

Thank you for your continued support of the Generation Wave Growth Fund.

Regards,

/s/  Charles L. Norton          /s/  Michael J. Henry

Charles L. Norton, CFA          Michael J. Henry
Co-Portfolio Manager            Co-Portfolio Manager

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Opinions expressed are those of Mutuals Advisors, Inc. and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible. This report is intended for shareholder use only and must be preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Automatic Investment Plans do not assure a profit and do not protect against a loss in declining markets.

BECAUSE THE FUND IS A "FUND OF FUNDS", YOUR COST OF INVESTING IN THE FUND WILL GENERALLY BE HIGHER THAN THE COST OF INVESTING DIRECTLY IN THE SHARES OF THE MUTUAL FUNDS IN WHICH IT INVESTS. BY INVESTING IN THE FUND, YOU WILL INDIRECTLY BEAR YOUR SHARE OF ANY FEES AND EXPENSES CHARGED BY THE UNDERLYING FUNDS, IN ADDITION TO INDIRECTLY BEARING THE PRINCIPAL RISKS OF THOSE FUNDS. PLEASE REFER TO THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FUND, INCLUDING RISKS, FEES AND EXPENSES.

While the Fund is no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Morningstar Ratings reflect a fund's historical risk-adjusted performance in comparison to similar funds as of September 30, 2005 and are subject to change every month. Morningstar Ratings are based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of any sales charges, loads or redemption fees, and place more emphasis on downward variations and rewarding consistent performance. The top ten percent (10%) of funds in each category receive five (5) stars, the next twenty-two percent (22%) receive four (4) stars, the next thirty-five percent (35%) receive three (3) stars, the next twenty-two percent (22%) receive two (2) stars and the bottom ten percent (10%) receive one (1) star. Generation Wave Growth Fund received 5 stars among 1,497 large cap growth funds for the three-year period.

(c) 2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Quasar Distributors, LLC, distributor.

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/05 - 9/30/05).

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within two months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, shareholder servicing fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Generation Wave Growth Fund
                                 ---------------------------------------------------------------
                                                                              Expenses Paid
                                   Beginning             Ending               During Period
                                 Account Value        Account Value          April 1, 2005 -
                                 April 1, 2005     September 30, 2005    September 30, 2005*<F1>
                                 -------------     ------------------    -----------------------
Actual                             $1,000.00            $1,083.80                 $7.84
Hypothetical
  (5% return before expenses)      $1,000.00            $1,017.55                 $7.59

*<F1> Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS

The investment objective of the Fund is capital appreciation over the long term while at times providing a low level of current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds. In turn, those mutual funds invest primarily in equity securities of U.S. and/or foreign companies with a wide range of market capitalization. The mutual funds in which the Fund invests will be selected from the suitable pool of funds selected by the Advisor after applying a combination of objective and subjective criteria to mutual funds available on the market.

The Fund will typically invest in equity funds and may include any type of equity fund (e.g., international equity, technology or health care). The Fund may at times add fixed-income funds to the allocation. The Fund's sector breakdown at September 30, 2005 is shown below.

                       SECTOR BREAKDOWN  % of Net Assets

                    Health Care                        21.7%
                    Financial Services                 21.0%
                    Growth & Income                    20.2%
                    Technology                         15.7%
                    International                      13.4%
                    Balanced                            3.6%
                    Leisure Industry                    3.2%
                    U.S. Treasury                       1.2%

                                       GROWTH FUND       S&P 500 INDEX
                                       -----------       -------------

          Six months                       8.38%             5.02%
          One year                        16.01%            12.25%
          Three year
            average annual                19.93%            16.69%
          Average annual since
            inception 6/21/01              4.05%             1.55%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-866-264-8783 OR VISITING WWW.MUTUALS.COM.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index. Sector allocations are subject to change.

        HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

     DATE                 GENERATION WAVE GROWTH FUND        S&P 500 INDEX
     ----                 ---------------------------        -------------
     6/21/2001*<F2>                 $10,000                     $10,000
     9/30/2001                       $8,740                      $8,446
     3/31/2002                       $9,790                      $9,375
     9/30/2002                       $6,870                      $6,716
     3/31/2003                       $7,148                      $7,053
     9/30/2003                       $9,123                      $8,354
     3/31/2004                      $10,530                      $9,530
     9/30/2004                      $10,216                      $9,513
     3/31/2005                      $10,935                     $10,168
     9/30/2005                      $11,852                     $10,678

*<F2>  Inception Date

PORTFOLIO OF INVESTMENTS

September 30, 2005 (Unaudited)                           Ticker Symbol:  GWGFX

DOMESTIC BALANCED FUNDS                                        SHARES         MARKET VALUE       % OF TOTAL
-----------------------                                        ------         ------------       ----------
Calamos Growth and Income Fund - Class A                       158,244         $ 4,975,184             8.9%
Oakmark Equity & Income Fund - Class I                          77,836           1,977,804             3.6%
                                                                               -----------           ------
   TOTAL DOMESTIC BALANCED FUNDS (COST $6,452,771)                               6,952,988            12.5%
                                                                               -----------           ------
DOMESTIC EQUITY FUNDS
AIM Leisure Fund - Investor Class                               39,727           1,800,834             3.2%
Dodge & Cox Stock Fund                                          45,938           6,252,606            11.2%
Evergreen Health Care Fund - Class I                           219,871           4,450,180             8.0%
FBR Small Cap Financial Fund - Class A                         157,192           5,137,041             9.2%
Franklin Mutual Financial Services Fund - Class Z              309,052           6,539,537            11.8%
North Track PSE Tech 100 Index Fund - Class A*<F3>             188,095           4,455,981             8.0%
Vanguard Health Care Fund - Admiral Class                      129,166           7,651,792            13.8%
                                                                               -----------           ------
   TOTAL DOMESTIC EQUITY FUNDS (COST $28,881,120)                               36,287,971            65.2%
                                                                               -----------           ------
GLOBAL EQUITY FUND
Allianz RCM Global Technology Fund - Institutional*<F3>        113,898           4,307,623             7.7%
                                                                               -----------           ------
   TOTAL GLOBAL EQUITY FUND (COST $2,818,570)                                    4,307,623             7.7%
                                                                               -----------           ------
INTERNATIONAL EQUITY FUNDS
Dodge & Cox International Stock Fund                            48,017           1,642,171             2.9%
Matthews Pacific Tiger Fund - Class I                          160,702           2,963,342             5.3%
Oakmark International Fund - Class I                           122,130           2,872,501             5.2%
                                                                               -----------           ------
   TOTAL INTERNATIONAL EQUITY FUNDS (COST $5,523,296)                            7,478,014            13.4%
                                                                               -----------           ------
MONEY MARKET FUND
Federated Treasury Obligations Fund - Class IS                 643,693             643,693             1.2%
                                                                               -----------           ------
   TOTAL MONEY MARKET FUND (COST $643,693)                                         643,693             1.2%
                                                                               -----------           ------
TOTAL INVESTMENTS (COST $44,319,450)                                            55,670,289           100.0%
Other Assets, less Liabilities                                                      14,565             0.0%
                                                                               -----------           ------
NET ASSETS                                                                     $55,684,854           100.0%
                                                                               -----------           ------
                                                                               -----------           ------

*<F3>  Non-income producing

              See accompanying notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (Unaudited)

ASSETS
Investments in securities
     At acquisition cost                                           $44,319,450
                                                                   -----------
                                                                   -----------
     At value                                                      $55,670,289
Income receivable                                                        1,323
Receivable for capital shares sold                                      92,000
Other assets                                                            17,116
                                                                   -----------
     TOTAL ASSETS                                                   55,780,728
                                                                   -----------

LIABILITIES
Payable for capital shares redeemed                                     10,222
Payable to Advisor                                                      37,533
Payable to affiliates                                                   20,976
Payable for shareholder servicing fees                                  11,263
Accrued interest payable                                                    20
Accrued expenses and other liabilities                                  15,860
                                                                   -----------
     TOTAL LIABILITIES                                                  95,874
                                                                   -----------

NET ASSETS                                                         $55,684,854
                                                                   -----------
                                                                   -----------

Net assets consist of:
Paid-in capital                                                    $47,296,710
Undistributed net investment loss                                     (191,783)
Undistributed net realized loss                                     (2,770,912)
Net unrealized appreciation on investments                          11,350,839
                                                                   -----------
NET ASSETS                                                         $55,684,854
                                                                   -----------
                                                                   -----------

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)          4,773,197
                                                                   -----------
                                                                   -----------

Net asset value, redemption price and offering price per share     $     11.67
                                                                   -----------
                                                                   -----------

              See accompanying notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2005 (Unaudited)

INVESTMENT INCOME
Dividend income                                                     $   99,332
                                                                    ----------
EXPENSES
Advisory fees                                                          184,373
Shareholder servicing fees                                              48,519
Administration fees                                                     27,838
Fund accounting fees                                                    20,283
Transfer agent fees and expenses                                        16,975
Legal fees                                                               9,606
Audit fees                                                               9,516
Federal and state registration fees                                      8,609
Chief compliance officer expenses                                        5,400
Reports to shareholders                                                  5,017
Custody fees                                                             3,660
Trustees' fees and related expenses                                      2,049
Other expenses                                                          10,908
                                                                    ----------
     TOTAL EXPENSES BEFORE INTEREST EXPENSE                            352,753
     Interest expense                                                       20
                                                                    ----------
     TOTAL EXPENSES                                                    352,773
     Less waivers by Advisor                                           (61,658)
                                                                    ----------
     NET EXPENSES                                                      291,115
                                                                    ----------
NET INVESTMENT LOSS                                                   (191,783)
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions                           391,763
Capital gain distributions from other investment companies              80,670
Change in net unrealized appreciation/depreciation on investments    6,837,386
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      7,309,819
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $7,118,036
                                                                    ----------
                                                                    ----------

              See accompanying notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED
                                                            SEPTEMBER 30, 2005       YEAR ENDED
                                                               (UNAUDITED)        MARCH, 31, 2005
                                                            ------------------    ---------------
FROM OPERATIONS
     Net investment income (loss)                               $  (191,783)        $    87,405
     Net realized gain from security transactions                   391,763           3,391,781
     Capital gain distributions from
       other investment companies                                    80,670           1,225,847
     Change in net unrealized
       appreciation/depreciation on investments                   6,837,386          (3,578,686)
                                                                -----------         -----------
Net increase in net assets from operations                        7,118,036           1,126,347
                                                                -----------         -----------

FROM DISTRIBUTIONS
     Net investment income                                          (87,405)                 --
                                                                -----------         -----------
Net decrease in net assets resulting
  from distributions paid                                           (87,405)                 --
                                                                -----------         -----------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                   25,339,093           2,298,581
     Net asset value of shares issued in
       reinvestment of distributions to shareholders                 86,895                  --
     Payments for shares redeemed(1)<F4>                         (8,217,898)         (9,564,324)
                                                                -----------         -----------
Net increase (decrease) in net assets
  from capital share transactions                                17,208,090          (7,265,743)
                                                                -----------         -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                                  24,238,721          (6,139,396)

NET ASSETS:
     Beginning of period                                         31,446,133          37,585,529
                                                                -----------         -----------
     End of period                                              $55,684,854         $31,446,133
                                                                -----------         -----------
                                                                -----------         -----------

UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                                      $  (191,783)        $        --
                                                                -----------         -----------
                                                                -----------         -----------

(1)<F4> Net of redemption fees of $2,325 for the six months ended September 30, 2005, and $1,360 for the year ended March 31, 2005.

              See accompanying notes to the financial statements.

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                  SIX MONTHS
                                                    ENDED            YEAR            YEAR            YEAR            PERIOD
                                                SEPTEMBER 30,       ENDED            ENDED           ENDED           ENDED
                                                     2005         MARCH 31,        MARCH 31,       MARCH 31,       MARCH 31,
                                                 (UNAUDITED)         2005            2004            2003         2002(1)<F5>
                                                -------------     ---------        ---------       ---------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.80         $ 10.40         $  7.06         $  9.79          $ 10.00
                                                   -------         -------         -------         -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)(2)<F6>             (0.04)(8)<F12>   0.03           (0.06)          (0.09)           (0.04)
     Net realized and unrealized
       gain (loss) on investments                     0.94            0.37            3.40           (2.55)           (0.18)
                                                   -------         -------         -------         -------          -------
Total from investment operations                      0.90            0.40            3.34           (2.64)           (0.22)
                                                   -------         -------         -------         -------          -------
LESS DISTRIBUTIONS PAID:
     From net investment income                      (0.03)             --              --              --               --
     From net realized
       gain on investments                              --              --              --           (0.09)              --
                                                   -------         -------         -------         -------          -------
Total distributions paid                             (0.03)             --              --           (0.09)              --
                                                   -------         -------         -------         -------          -------
Paid-in capital from
  redemption fees (Note 2)                              --(3)<F7>       --(3)<F7>       --(3)<F7>       --(3)<F7>      0.01
                                                   -------         -------         -------         -------          -------
NET ASSET VALUE, END OF PERIOD                     $ 11.67         $ 10.80         $ 10.40         $  7.06          $  9.79
                                                   -------         -------         -------         -------          -------
                                                   -------         -------         -------         -------          -------
TOTAL RETURN                                         8.38%(4)<F8>    3.85%          47.31%        (26.98)%          (2.10)%(4)<F8>

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (000's)                $55,685         $31,446         $37,586         $31,368          $55,181
Ratio of expenses to
  average net assets(5)<F9>(6)<F10>                  1.50%(7)<F11>   1.50%           1.50%           1.50%            1.50%(7)<F11>
Ratio of net investment income (loss) to
  average net assets(5)<F9>(6)<F10>                (0.99)%(7)<F11>   0.26%         (0.59)%         (1.04)%          (0.63)%(7)<F11>
Portfolio turnover rate                              1.77%          39.78%           1.66%          39.50%           27.91%

(1)<F5>    Fund commenced operations on June 21, 2001.
(2)<F6> Recognition of investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(3)<F7>    Less than one cent per share.
(4)<F8>    Not annualized.
(5)<F9> Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.82%, 1.90%, 1.89%, 2.08% and 1.76% and the ratio of net investment loss to average net assets would have been (1.31)%, (0.14)%, (0.98)%, (1.62)% and (0.89)% for the periods ended September 30, 2005, March 31, 2005, March 31, 2004, March 31, 2003 and March 31, 2002, respectively.
(6)<F10> Does not include expenses of investment companies in which the Fund invests.
(7)<F11>   Annualized.
(8)<F12> Per share net investment loss was calculated prior to tax adjustments.

              See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005 (Unaudited)

(1)  ORGANIZATION

MUTUALS.com (the "Trust") was organized as a Delaware business trust under a Declaration of Trust dated March 20, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Generation Wave Growth Fund (the "Fund"), represents a distinct portfolio with its own investment objectives and policies within the Trust. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on June 21, 2001.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     (a) Investment Valuation - The assets of the Fund consist primarily, if not exclusively, of shares of underlying mutual funds, which are valued at their respective Net Asset Values ("NAVs"). Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds' Board of Trustees. The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.

     (b) Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

     (c) Distributions to Shareholders - The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The tax character of distributions paid during the six months ended September 30, 2005 and the year ended March 31, 2005 were as follows:

                                SIX MONTHS ENDED            YEAR ENDED
                               SEPTEMBER 30, 2005         MARCH 31, 2005
                               ------------------         --------------
Ordinary income                     $87,405                  $    --
Long-term capital gains             $    --                  $    --

As of March 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes          $26,992,330
                                                                   -----------
                                                                   -----------
Gross tax unrealized appreciation                                  $ 5,240,417
Gross tax unrealized depreciation                                     (737,997)
                                                                   -----------
Net tax unrealized appreciation                                      4,502,420
                                                                   -----------
Undistributed ordinary income                                           87,405
Undistributed long-term capital gain                                        --
                                                                   -----------
Total distributable earnings                                            87,405
                                                                   -----------
Other accumulated losses                                            (3,232,312)
                                                                   -----------
Total accumulated earnings                                         $ 1,357,513
                                                                   -----------
                                                                   -----------

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At March 31, 2005, the Fund had a capital loss carryforward of $3,232,312 which will expire in 2012.

     (d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (e) Share Valuation - The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund's net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than two months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund's daily NAV calculation.

     (f) Other - Investment transactions are accounted for on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  TRANSACTIONS WITH AFFILIATES

The Trust has an Investment Advisory Agreement (the "Agreement") with Mutuals Advisors, Inc. (the "Advisor"), formerly known as MUTUALS.com, Inc., with whom certain officers of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.95% of the Fund's average daily net assets. The Trust has also entered into a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to the shareholders. The Advisor receives an annual fee of 0.25% of the Fund's average daily net assets.

The Advisor has agreed to waive, through July 31, 2015, its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.50% of the Fund's average daily net assets. For the six months ended September 30, 2005, expenses of $61,658 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund's expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

               2006                 $226,932
               2007                 $148,235
               2008                 $136,006
               2009                 $ 61,658

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

The Fund paid the Chief Compliance Officer $5,400 for the six months ended September 30, 2005.

(4)  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                        SIX MONTHS ENDED         YEAR ENDED
                                       SEPTEMBER 30, 2005      MARCH 31, 2005
                                       ------------------      --------------
Shares sold                                 2,584,537             222,017
Shares issued to holders in
  reinvestment of distributions                 7,569                  --
Shares redeemed                              (731,439)           (923,549)
                                            ---------            --------
Net increase (decrease)                     1,860,667            (701,532)
                                            ---------            --------
                                            ---------            --------

(5)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended September 30, 2005 were $724,049 and $7,630,669, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(6)  CREDIT FACILITY

U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement for the Fund dated October 1, 2004 for the purpose of purchasing portfolio securities. For the periods April 1, 2005 through May 3, 2005, May 4, 2005 through June 30, 2005, July 1, 2005 through August 9, 2005, August 10, 2005 through September 20, 2005 and September 21, 2005 through September 30, 2005 the interest rate on the outstanding principal amount was the Bank's Prime Rate of 5.75%, 6.00%, 6.25%, 6.50% and 6.75%, respectively. During the six months ended September 30, 2005, the Fund had an outstanding average daily balance of $601 and the maximum amount outstanding during the period was $110,000. Interest expense amounted to $20 for the Fund for the six months ended September 30, 2005. At September 30, 2005 there was no loan payable balance for the Fund.

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Company on May 18, 2005 (the "May Meeting"), the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons" (as that term is defined in the 1940
Act) (the "Independent Trustees"), approved the renewal of the Fund's Investment Advisory Agreement (the "Agreement") through November 30, 2005. At a subsequent meeting of the Trustees held on November 15, 2005 (the "November Meeting"), the Trustees (including a separate vote of the Independent Trustees), approved the renewal of the Agreement through July 31, 2006.

In advance of the May Meeting, the Independent Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the performance, advisory fees and other expenses of the Fund. The materials also included comparisons of the Fund with other funds of similar size and/or investment objectives in terms of performance, fees and other expenses, as well as the performance of the Fund versus its benchmark.

After the May Meeting, the Independent Trustees requested and received additional materials relating to the Advisor's parent corporation's overall expenses and profitability, as well as information relating to the civil and criminal proceedings pending against persons associated with affiliates of the Advisor.

DISCUSSION OF FACTORS CONSIDERED

In connection with the re-approval of the Agreement, the Trustees requested and received information that would enable them to consider the factors enumerated below.

1.   NATURE, EXTENT, AND QUALITY OF SERVICES.

     The Trustees considered the nature, quality and extent of services provided by the Advisor, including portfolio management, supervision of Fund operations, compliance and regulatory matters and general oversight of other service providers. The Trustees concluded that, while the Advisor did not have a large staff, the quality of the services provided to the Fund has been consistently of a high level.

2.   INVESTMENT PERFORMANCE OF THE FUND AND ADVISOR.

     The Trustees reviewed a report prepared by Lipper Inc. ("Lipper") which contained information regarding the Fund's performance. The Trustees considered short-term and long-term investment performance for the Fund over various periods of time as compared to both relevant equity indices and the performance of the Fund's Lipper peer group universe, and concluded that the Advisor was delivering strong performance results consistent with the long-term investment strategies being pursued by the Fund.

     In particular, the Trustees noted that the Fund ranked in the 3rd quartile for the one year period ended March 31, 2005 and in the 2nd quartile for the three year period ended March 31, 2005. The Trustees also noted that the Advisor did not have any clients other than the other series of the Trust, so performance results could not be compared to the Advisor's other clients.

3.   COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

     The Trustees considered the Fund's management fee and total expense ratio relative to industry averages for the Fund's benchmark category. The Trustees noted that the Advisor has historically capped the total expense ratio of the Fund at 1.50%. Based on the information provided by Lipper, the Fund was in the 3rd quartile in its expense group. The Trustees reviewed the Advisor's balance sheet and profit and loss statement, noting that due to the expense caps that are in place, the Advisor continues to waive a portion of its advisory fee.

     At the November Meeting, the Trustees received and reviewed audited financial statements for the parent company of the Advisor. The Trustees concluded that based on the financial statements that the parent company was sufficiently capitalized to continue to provide adequate resources to the Advisor.

4.   EXTENT OF ECONOMIES OF SCALE AS FUND GROWS.

     The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Trustees noted that as asset levels grow, certain service provider fees are reduced. The Trustees again noted that the Advisor's cap on the Fund's total expenses, which has been in place since the Fund's inception, has been and continues to be a clear benefit to Fund investors.

5.   WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE.

     The Trustees also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist. The Trustees noted that breakpoints are not a viable option at this time given the size of the Fund and the Advisor's continuing fee waivers.

6.   OTHER RELEVANT CONSIDERATIONS.

     The Trustees considered the Advisor's Code of Ethics, ADV disclosure, and compliance program and concluded in each of these areas that the Advisor was structured in such a way to support the services being provided to the Fund.

     The Trustees also considered the character and amount of other incidental benefits received by the Advisor from its association with the Fund. The Trustees concluded that potential "fall-out" benefits that the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

All of these factors were considered by the Trustees, and also were considered by the Independent Trustees meeting separately with counsel at both the May and November Meetings. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Trustees and the Independent Trustees that shareholders had received favorable absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the semi-annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor's or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

MUTUALS.com has adopted proxy voting policies and procedures that delegate to Mutuals Advisors, Inc., the Fund's investment advisor (the "Advisor"), the authority to vote proxies. A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge by calling 1-866-264-8783 or by accessing the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund's Forms N-CSR and N-Q on the SEC's website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

MUTUALS.COM
GENERATION WAVE GROWTH FUND

Investment Advisor                      MUTUALS ADVISORS, INC.
                                        Plaza of the Americas
                                        700 North Pearl Street, Suite 900
                                        Dallas, Texas 75201

Legal Counsel                           GODFREY & KAHN, S.C.
                                        780 North Water Street
                                        Milwaukee, Wisconsin 53202

Independent Registered Public           TAIT, WELLER & BAKER
Accounting Firm                         1818 Market Street, Suite 2400
                                        Philadelphia, Pennsylvania 19103

Transfer Agent, Fund Accountant         U.S. BANCORP FUND SERVICES, LLC
and Fund Administrator                  615 East Michigan Street
                                        Milwaukee, Wisconsin 53202

Custodian                               U.S. BANK, N.A.
                                        425 Walnut Street
                                        Cincinnati, Ohio 45202

Distributor                             QUASAR DISTRIBUTORS, LLC
                                        615 East Michigan Street
                                        Milwaukee, Wisconsin 53202

(VICE FUND LOGO)

                               SEMI-ANNUAL REPORT
                               September 30, 2005

                        INVESTMENT ADVISOR

                        MUTUALS ADVISORS, INC.

MUTUALS ADVISORS, INC.
PLAZA OF THE AMERICAS
700 NORTH PEARL STREET,
SUITE 900
DALLAS, TEXAS 75201

PHONE:  1-866-264-8783
WEB:    WWW.VICEFUND.COM

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                       3
EXPENSE EXAMPLE                                                              5
INVESTMENT HIGHLIGHTS                                                        7
PORTFOLIO OF INVESTMENTS                                                     9
STATEMENT OF ASSETS AND LIABILITIES                                         12
STATEMENT OF OPERATIONS                                                     13
STATEMENTS OF CHANGES IN NET ASSETS                                         14
FINANCIAL HIGHLIGHTS                                                        15
NOTES TO FINANCIAL STATEMENTS                                               16

                             LETTER TO SHAREHOLDERS

                                                               November 29, 2005

Dear Valued Vice Fund Shareholder,

As the new portfolio managers for the Vice Fund, we are excited to be working on your behalf. We are intensely focused on uncovering the very best opportunities within the tobacco, alcohol, gaming and defense sectors. We are very pleased to report that we are finding what we believe are a number of attractive stocks that are currently being added to your Fund's portfolio.

For the six-month period ending September 30, 2005, the Vice Fund returned 6.23% while the S&P 500 Index, including dividends, gained 5.02%. We are pleased by the Fund's performance during this period. As the Vice Fund has outpaced the market, it has attracted many new investors; and, as word spreads of our investment style, we look ahead to helping to create a new, more accepted, investment style for years to come.

PLEASE REMEMBER THAT DETAILED FUND INFORMATION INCLUDING HOLDINGS AND PERFORMANCE, UPDATED MONTHLY, IS ALWAYS AVAILABLE AT WWW.VICEFUND.COM.

With the Fed's incessant hiking of interest rates - to the tune of 12 straight increases over the past 17 months - investors are beginning to think that they could be making monetary policy too restrictive, pushing down too hard on the economic brakes. In our opinion, that notion could bode well for the stocks in our portfolio as investors may flock to tobacco and alcohol shares.

Of course, there are also those that argue that today's Fed policy mirrors that of 1994 to 1995, when the policy-setting FOMC raised rates seven times. After the last increase in February 1995, the S&P 500 Index gained 70% over the next two years. In our opinion, under this scenario, the growth-oriented gaming stocks in our portfolio could fare well.

Finally, we aim to make communication with you, our shareholder, one of our top priorities, only behind investing your money. We hope you notice and benefit from the fruits of our communication efforts in the coming months. For those who invest directly with the Fund, rather than through a brokerage firm, we hope you have also taken advantage of our new online account access, as well as options to conveniently invest directly from your bank account. Please call our shareholder service department toll-free at 1-866-264-8783 for assistance. As always, your suggestions for additional improvements are welcome.

Thank you for your continued support of the Vice Fund.

Regards,

/s/  Charles L. Norton          /s/  Michael J. Henry

Charles L. Norton, CFA          Michael J. Henry
Co-Portfolio Manager            Co-Portfolio Manager

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Opinions expressed are those of Mutuals Advisors, Inc. and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible. This report is intended for shareholder use only and must be preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Automatic Investment Plans do not assure a profit and do not protect against a loss in declining markets.

MUTUAL FUNDS WITH A NARROW INVESTMENT FOCUS ARE SUBJECT TO GREATER PRICE FLUCTUATIONS THAN FUNDS WITH BROADER INVESTMENT CHOICES. THE VICE FUND MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Quasar Distributors, LLC, distributor.

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/05 - 9/30/05).

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within two months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, shareholder servicing fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Vice Fund
                                 ----------------------------------------------------------------
                                                                              Expenses Paid
                                   Beginning             Ending               During Period
                                 Account Value       Account Value           April 1, 2005 -
                                 April 1, 2005     September 30, 2005    September 30, 2005*<F13>
                                 -------------     ------------------    ------------------------
Actual                             $1,000.00           $1,062.30                  $9.05
Hypothetical
  (5% return before expenses)      $1,000.00           $1,016.29                  $8.85

*<F13> Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS

        HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

          DATE                     VICE FUND             S&P 500 INDEX
          ----                     ---------             -------------
          8/30/2002*<F14>           $10,000                 $10,000
          9/30/2002                  $9,510                  $8,913
          3/31/2003                  $8,490                  $9,361
          9/30/2003                 $11,015                 $11,088
          3/31/2004                 $13,358                 $12,648
          9/30/2004                 $13,508                 $12,625
          3/31/2005                 $15,502                 $13,494
          9/30/2005                 $16,467                 $14,172

*<F14>  Inception Date

                     TOTAL RETURNS AS OF SEPTEMBER 30, 2005

                                        VICE FUND       S&P 500 INDEX
                                        ---------       -------------

          Six months                       6.23%             5.02%
          One year                        21.91%            12.25%
          Average annual
            three years                   20.08%            16.69%
          Average annual since
            inception 8/30/02             17.55%            11.97%

                    SECTOR BREAKDOWN  % of Net Assets*<F15>

                 Casinos, Gambling & Lotteries           25.2%
                 Aerospace/Defense                       23.5%
                 Alcoholic Beverages                     21.9%
                 Tobacco                                 15.9%
                 Miscellaneous                           12.9%
                 Variable Rate Demand Notes               0.6%

*<F15>  Does not include net liabilities.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-866-264-8783 OR VISITING WWW.VICEFUND.COM.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

PORTFOLIO OF INVESTMENTS

September 30, 2005 (Unaudited)                           Ticker Symbol:  VICEX

COMMON STOCKS                                           SHARES      MARKET VALUE     % OF TOTAL
-------------                                           ------      ------------     ----------
AEROSPACE/DEFENSE
Armor Holdings, Inc.*<F17>                              19,000       $   817,190           1.7%
Curtiss-Wright Corp.                                    11,000           678,810           1.4%
DHB Industries, Inc.*<F17>                             110,000           460,900           1.0%
Engineered Support Systems, Inc.                        27,200         1,116,288           2.3%
Esterline Technologies Corp.*<F17>                      11,700           443,313           0.9%
General Dynamics Corp.                                   5,000           597,750           1.2%
Innovative Solutions & Support, Inc.*<F17>              50,000           776,500           1.6%
L-3 Communications Holdings, Inc.                       20,000         1,581,400           3.3%
Lockheed Martin Corp.                                   12,000           732,480           1.5%
ManTech International Corp. - Class A*<F17>             14,600           385,586           0.8%
Metal Storm Ltd., ADR*<F17>                             54,804           225,244           0.5%
Northrop Grumman Corp.                                  15,300           831,555           1.7%
Orbital Sciences Corp.*<F17>                            75,000           937,500           2.0%
Taser International, Inc.*<F17>                         60,000           370,200           0.8%
United Technologies Corp.                               26,000         1,347,840           2.8%
                                                                     -----------         ------
                                                                      11,302,556          23.5%
                                                                     -----------         ------

ALCOHOLIC BEVERAGES
Anheuser-Busch Companies, Inc.                          45,000         1,936,800           4.0%
Brown-Forman Corp. - Class B                            14,000           833,560           1.7%
Central European Distribution Corp.*<F17>               20,000           851,800           1.8%
Constellation Brands, Inc. - Class A*<F17>              69,600         1,809,600           3.8%
Diageo plc, ADR                                         28,000         1,624,280           3.4%
Fomento Economico Mexicano, S.A. de C.V., ADR            8,000           559,360           1.2%
Fortune Brands, Inc.                                    15,000         1,219,950           2.5%
Molson Coors Brewing Co. - Class B                      17,000         1,088,170           2.3%
                                                                     -----------         ------
                                                                       9,923,520          20.7%
                                                                     -----------         ------

CASINOS, GAMBLING & LOTTERIES
Alliance Gaming Corp.*<F17>                             57,000           618,450           1.3%
Ameristar Casinos, Inc.                                 26,000           541,840           1.1%
CryptoLogic Inc.                                        30,000           526,800           1.1%
GTECH Holdings Corp.                                    30,000           961,800           2.0%
Harrah's Entertainment, Inc.                            18,000         1,173,420           2.4%
International Game Technology                           60,000         1,620,000           3.4%
Kerzner International Ltd.*<F17>                         7,000           388,850           0.8%
Las Vegas Sands Corp.*<F17>                             15,000           493,650           1.0%
MGM MIRAGE*<F17>                                        29,000         1,269,330           2.6%
Multimedia Games, Inc.*<F17>                            70,000           679,700           1.4%
Penn National Gaming, Inc.*<F17>                        23,000           715,530           1.5%
Progressive Gaming International Corp.*<F17>            35,100           466,479           1.0%
Scientific Games Corp. - Class A*<F17>                  38,000         1,178,000           2.5%
Shuffle Master, Inc.*<F17>                              56,000         1,480,080           3.1%
                                                                     -----------         ------
                                                                      12,113,929          25.2%
                                                                     -----------         ------

MISCELLANEOUS
Activision, Inc.*<F17>                                  32,000           654,400           1.4%
Berkshire Hathaway Inc. - Class B*<F17>                    400         1,092,400           2.3%
Electronic Arts Inc.*<F17>                              12,000           682,680           1.4%
Guitar Center, Inc.*<F17>                               17,000           938,570           1.9%
Harley-Davidson, Inc.                                   18,000           871,920           1.8%
Microsoft Corp.                                         35,000           900,550           1.9%
Playboy Enterprises, Inc. - Class B*<F17>               30,000           423,000           0.9%
Rick's Cabaret International, Inc.*<F17>                63,000           189,000           0.4%
SCP Pool Corp.                                          13,150           459,330           0.9%
                                                                     -----------         ------
                                                                       6,211,850          12.9%
                                                                     -----------         ------

TOBACCO
Alliance One International, Inc. - Class I             100,000           354,000           0.7%
Altria Group, Inc.                                      29,000         2,137,590           4.4%
British American Tobacco plc, ADR                       44,000         1,862,960           3.9%
Imperial Tobacco Group plc, ADR                         22,800         1,325,820           2.8%
Loews Corp. - Carolina Group                            23,000           911,490           1.9%
Reynolds American Inc.                                   8,000           664,160           1.4%
Star Scientific, Inc.*<F17>                            111,000           372,960           0.8%
                                                                     -----------         ------
                                                                       7,628,980          15.9%
                                                                     -----------         ------
     TOTAL COMMON STOCKS (COST $41,736,459)                           47,180,835          98.2%
                                                                     -----------         ------

PREFERRED STOCK

ALCOHOLIC BEVERAGES
Companhia de Bebidas das Americas (AmBev), ADR          16,000           594,880           1.2%
                                                                     -----------         ------
     TOTAL PREFERRED STOCK (COST $347,607)                               594,880           1.2%
                                                                     -----------         ------

SHORT-TERM INVESTMENTS

VARIABLE RATE DEMAND NOTES(1)<F16>
American Family Financial Services Inc., 3.4415%        54,894            54,894           0.1%
Wisconsin Corporate Central Credit Union, 3.5100%      235,842           235,842           0.5%
                                                                     -----------         ------
     TOTAL SHORT-TERM INVESTMENTS (COST $290,736)                        290,736           0.6%
                                                                     -----------         ------

TOTAL INVESTMENTS (COST $42,374,802)                                  48,066,451         100.0%
Liabilities, less Other Assets                                           (22,713)        (0.0)%
                                                                     -----------         ------
NET ASSETS                                                           $48,043,738         100.0%
                                                                     -----------         ------
                                                                     -----------         ------

(1)<F16> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
  *<F17>   Non-income producing
ADR - American Depositary Receipt

              See accompanying notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (Unaudited)

ASSETS
Investments in securities
     At acquisition cost                                           $42,374,802
                                                                   -----------
                                                                   -----------
     At value                                                      $48,066,451
Income receivable                                                       83,873
Receivable for capital shares sold                                      22,710
Other assets                                                            26,490
                                                                   -----------
     TOTAL ASSETS                                                   48,199,524
                                                                   -----------

LIABILITIES
Payable for capital shares redeemed                                     77,702
Payable to Advisor                                                      20,328
Payable to affiliates                                                   15,949
Payable for distribution fees                                            9,974
Payable for shareholder servicing fees                                   9,974
Accrued interest payable                                                   240
Accrued expenses and other liabilities                                  21,619
                                                                   -----------
     TOTAL LIABILITIES                                                 155,786
                                                                   -----------

NET ASSETS                                                         $48,043,738
                                                                   -----------
                                                                   -----------
Net assets consist of:
Paid-in capital                                                    $41,307,821
Undistributed net investment loss                                      (62,214)
Undistributed net realized gain                                      1,106,482
Net unrealized appreciation on investments                           5,691,649
                                                                   -----------
NET ASSETS                                                         $48,043,738
                                                                   -----------
                                                                   -----------

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)          2,933,688
                                                                   -----------
                                                                   -----------

Net asset value, redemption price and offering price per share     $     16.38
                                                                   -----------
                                                                   -----------

              See accompanying notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2005 (Unaudited)

INVESTMENT INCOME
Dividend income(1)<F18>                                             $  292,705
Interest income                                                         11,909
                                                                    ----------
                                                                       304,614
                                                                    ----------

EXPENSES
Advisory fees                                                          199,141
Distribution fees                                                       52,406
Shareholder servicing fees                                              52,406
Transfer agent fees and expenses                                        33,182
Administration fees                                                     28,359
Fund accounting fees                                                    19,928
Custody fees                                                            13,991
Federal and state registration fees                                     11,324
Audit fees                                                               9,516
Legal fees                                                               7,404
Reports to shareholders                                                  6,880
Chief compliance officer expenses                                        5,400
Trustees' fees and related expenses                                      1,955
Other expenses                                                           6,836
                                                                    ----------
     TOTAL EXPENSES BEFORE INTEREST EXPENSE                            448,728
     Interest expense                                                      240
                                                                    ----------
     TOTAL EXPENSES                                                    448,968
     Less waivers by Advisor                                           (82,140)
                                                                    ----------
     NET EXPENSES                                                      366,828
                                                                    ----------

NET INVESTMENT LOSS                                                    (62,214)
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions                         1,149,970
Change in net unrealized appreciation/depreciation on investments    1,055,296
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      2,205,266
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,143,052
                                                                    ----------
                                                                    ----------

(1)<F18>  Net of $1,474 in foreign withholding tax.

              See accompanying notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED
                                                       SEPTEMBER 30, 2005      YEAR ENDED
                                                          (UNAUDITED)        MARCH 31, 2005
                                                       ------------------    --------------
FROM OPERATIONS
     Net investment loss                                   $   (62,214)        $    (2,460)
     Net realized gain (loss)
       from security transactions                            1,149,970              (3,676)
     Change in net unrealized
       appreciation/depreciation on investments              1,055,296           2,517,204
                                                           -----------         -----------
Net increase in net assets from operations                   2,143,052           2,511,068
                                                           -----------         -----------

FROM DISTRIBUTIONS
     Net realized gain on investments                               --             (89,625)
                                                           -----------         -----------
Net decrease in net assets
  resulting from distributions paid                                 --             (89,625)
                                                           -----------         -----------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                              19,701,841          21,775,431
     Net asset value of shares issued in
       reinvestment of distributions to shareholders                --              84,323
     Payments for shares redeemed(1)<F19>                   (5,283,910)         (3,173,515)
                                                           -----------         -----------
Net increase in net assets
  from capital share transactions                           14,417,931          18,686,239
                                                           -----------         -----------

TOTAL INCREASE IN NET ASSETS                                16,560,983          21,107,682

NET ASSETS
     Beginning of period                                    31,482,755          10,375,073
                                                           -----------         -----------
     End of period                                         $48,043,738         $31,482,755
                                                           -----------         -----------
                                                           -----------         -----------

UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                                 $   (62,214)        $        --
                                                           -----------         -----------
                                                           -----------         -----------

(1)<F19> Net of redemption fees of $51,637 for the six months ended September 30, 2005, and $21,214 for the year ended March 31, 2005.

              See accompanying notes to the financial statements.

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

                                                      SIX MONTHS
                                                        ENDED                YEAR                YEAR               PERIOD
                                                    SEPTEMBER 30,           ENDED               ENDED               ENDED
                                                         2005             MARCH 31,           MARCH 31,           MARCH 31,
                                                     (UNAUDITED)             2005                2004            2003(1)<F20>
                                                    -------------         ---------           ---------          ------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 15.42             $ 13.34             $  8.49             $ 10.00
                                                        -------             -------             -------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                         (0.02)(5)<F24>      (0.00)              (0.01)               0.01
     Net realized and unrealized
       gain (loss) on investments                          0.96                2.12                4.86               (1.54)
                                                        -------             -------             -------             -------
Total from investment operations                           0.94                2.12                4.85               (1.53)
                                                        -------             -------             -------             -------
LESS DISTRIBUTIONS:
     Dividends from net investment income                    --                  --               (0.01)                 --
     From net realized gain on investments                   --               (0.06)                 --                  --
                                                        -------             -------             -------             -------
Total distributions                                          --               (0.06)              (0.01)                 --
                                                        -------             -------             -------             -------
Paid-in capital from redemption fees (Note 2)              0.02                0.02                0.01                0.02
                                                        -------             -------             -------             -------
NET ASSET VALUE, END OF PERIOD                          $ 16.38             $ 15.42             $ 13.34             $  8.49
                                                        -------             -------             -------             -------
                                                        -------             -------             -------             -------
TOTAL RETURN                                              6.23%(2)<F21>      16.05%              57.34%            (15.10)%(2)<F21>

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (000's)                     $48,044             $31,483             $10,375              $3,864
Ratio of expenses
  to average net assets(3)<F22>                           1.75%(4)<F23>       1.75%               1.75%               1.75%(4)<F23>
Ratio of net investment income (loss)
  to average net assets(3)<F22>                         (0.30)%(4)<F23>     (0.01)%             (0.07)%               0.39%(4)<F23>
Portfolio turnover rate                                  12.33%              15.01%               6.58%               4.28%

(1)<F20>  Fund commenced operations on August 30, 2002.
(2)<F21>  Not annualized.
(3)<F22> Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 2.14%, 2.67%, 3.75% and 6.48% and the ratio of net investment loss to average net assets would have been (0.69)%, (0.93)%, (2.07)% and (4.34)% for the periods ended September 30, 2005, March 31, 2005, March 31, 2004 and March 31, 2003,
          respectively.
(4)<F23>  Annualized.
(5)<F24>  Per share net investment loss was calculated prior to tax adjustments.

              See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005 (Unaudited)

(1)  ORGANIZATION

Vice Fund (the "Fund") is a separate series of MUTUALS.com (the "Trust") which is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified open-end management company. The Trust was organized on March 20, 2001 as a Delaware business trust and may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective on August 15, 2002 and commenced operations on August 30, 2002. The Fund is managed by Mutuals Advisors, Inc. (the "Advisor"), formerly known as MUTUALS.com, Inc.

The Fund's investment objective is long-term growth of capital.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   (a)  Investment Valuation

        Securities are stated at value. Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest bid prices. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund's Advisor. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined by the Advisor under the supervision of the Fund's Board of Trustees.

   (b)  Federal Income Taxes

        The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no Federal income tax provision has been provided.

   (c)  Distributions to Shareholders

        The Fund will distribute any net investment income semi-annually and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

        The tax character of distributions paid during the six months ended September 30, 2005 and the year ended March 31, 2005 were as follows:

                                      SIX MONTHS ENDED        YEAR ENDED
                                     SEPTEMBER 30, 2005     MARCH 31, 2005
                                     ------------------     --------------
          Ordinary income                 $    --               $38,843
          Long-term capital gains         $    --               $50,782

        As of March 31, 2005, the components of accumulated earnings on a tax basis were as follows:

          Cost basis of investments for
            federal income tax purposes                            $26,854,106
                                                                   -----------
                                                                   -----------
          Gross tax unrealized appreciation                        $ 5,825,471
          Gross tax unrealized depreciation                         (1,263,275)
                                                                   -----------
          Net tax unrealized appreciation                            4,562,196
                                                                   -----------
          Undistributed ordinary income                                     --
          Undistributed long-term capital gain                          30,669
                                                                   -----------
          Total distributable earnings                                  30,669
                                                                   -----------
          Other accumulated gains (losses)                                  --
                                                                   -----------
          Total accumulated earnings                               $ 4,592,865
                                                                   -----------
                                                                   -----------

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales.

   (d)  Use of Estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (e)  Share Valuation

        The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund's net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than two months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund's daily NAV calculation.

   (f)  Other

        Investment transactions are accounted for on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  TRANSACTIONS WITH AFFILIATES

The Trust has an Investment Advisory Agreement (the "Agreement") with the Advisor, with whom certain officers of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.95% of the Fund's average daily net assets.

The Advisor has agreed to waive, through July 31, 2015, its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.75% of the Fund's average daily net assets. For the six months ended September 30, 2005, expenses of $82,140 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund's expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

                  2006            $ 82,521
                  2007            $129,359
                  2008            $162,147
                  2009            $ 82,140

The Trust has also entered into a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Advisor receives an annual fee of 0.25% of the Fund's average daily net assets. During the six months ended September 30, 2005, the Fund accrued expenses of $52,406 under this plan.

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

The Fund paid the Chief Compliance Officer $5,400 for the six months ended September 30, 2005.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the "Distributor") a distribution fee of 0.25% of the Fund's average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the six months ended September 30, 2005, the Fund accrued expenses of $52,406 pursuant to the 12b-1 Plan.

(4)  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                        SIX MONTHS ENDED         YEAR ENDED
                                       SEPTEMBER 30, 2005      MARCH 31, 2005
                                       ------------------      --------------
     Shares sold                            1,222,799            1,486,616
     Shares issued to holders in
       reinvestment of distributions               --                5,398
     Shares redeemed                         (330,370)            (228,729)
                                            ---------            ---------
     Net increase                             892,429            1,263,285
                                            ---------            ---------
                                            ---------            ---------

(5)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended September 30, 2005, were $19,732,409 and $5,030,495, respectively. There were no purchases or sales of U.S. government securities.

(6)  CREDIT FACILITY

U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement dated October 1, 2004 for the purpose of purchasing portfolio securities. For the period September 1, 2005 through September 19, 2005, the interest rate on the outstanding principal amount was the Bank's Prime Rate of 6.50%. During the six months ended September 30, 2005, the Fund had an outstanding average daily balance of $7,251 and the maximum amount outstanding during the period was $210,000. Interest expense amounted to $240 for the Fund for the six months ended September 30, 2005. At September 30, 2005 there was no loan payable balance for the Fund.

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Company on May 18, 2005 (the "May Meeting"), the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons" (as that term is defined in the 1940
Act) (the "Independent Trustees"), approved the renewal of the Fund's Investment Advisory Agreement (the "Agreement") through November 30, 2005. At a subsequent meeting of the Trustees held on November 15, 2005 (the "November Meeting"), the Trustees (including a separate vote of the Independent Trustees), approved the renewal of the Agreement through July 31, 2006.

In advance of the May Meeting, the Independent Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the performance, advisory fees and other expenses of the Fund. The materials also included comparisons of the Fund with other funds of similar size and/or investment objectives in terms of performance, fees and other expenses, as well as the performance of the Fund versus its benchmark.

After the May Meeting, the Independent Trustees requested and received additional materials relating to the Advisor's parent corporation's overall expenses and profitability, as well as information relating to the civil and criminal proceedings pending against persons associated with affiliates of the Advisor.

DISCUSSION OF FACTORS CONSIDERED

In connection with the re-approval of the Agreement, the Trustees requested and received information that would enable them to consider the factors enumerated below.

1.   NATURE, EXTENT, AND QUALITY OF SERVICES.

     The Trustees considered the nature, quality and extent of services provided by the Advisor, including portfolio management, supervision of Fund operations, compliance and regulatory matters and general oversight of other service providers. The Trustees concluded that, while the Advisor did not have a large staff, the quality of the services provided to the Fund has been consistently of a high level.

2.   INVESTMENT PERFORMANCE OF THE FUND AND ADVISOR.

     The Trustees reviewed a report prepared by Lipper Inc. ("Lipper") which contained information regarding the Fund's performance. The Trustees considered short-term and long-term investment performance for the Fund over various periods of time as compared to both relevant equity indices and the performance of the Fund's Lipper peer group universe, and concluded that the Advisor was delivering strong performance results consistent with the long-term investment strategies being pursued by the Fund.

     In particular, the Trustees noted that the Fund ranked in the 1st quartile for the one year period ended March 31, 2005. The Trustees also noted that the Advisor did not have any clients other than the other series of the Trust, so performance results could not be compared to the Advisor's other clients.

3.   COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

     The Trustees considered the Fund's management fee and total expense ratio relative to industry averages for the Fund's benchmark category. The Trustees noted that the Advisor has historically capped the total expense ratio of the Fund at 1.75%. Based on the information provided by Lipper, the Fund was in the 3rd quartile in its expense group. The Trustees reviewed the Advisor's balance sheet and profit and loss statement, noting that due to the expense caps that are in place, the Advisor continues to waive a portion of its advisory fee.

     At the November Meeting, the Trustees received and reviewed audited financial statements for the parent company of the Advisor. The Trustees concluded that based on the financial statements that the parent company was sufficiently capitalized to continue to provide adequate resources to the Advisor.

4.   EXTENT OF ECONOMIES OF SCALE AS FUND GROWS.

     The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Trustees noted that as asset levels grow, certain service provider fees are reduced. The Trustees again noted that the Advisor's cap on the Fund's total expenses, which has been in place since the Fund's inception, has been and continues to be a clear benefit to Fund investors.

5.   WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE.

     The Trustees also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist. The Trustees noted that breakpoints are not a viable option at this time given the size of the Fund and the Advisor's continuing fee waivers.

6.   OTHER RELEVANT CONSIDERATIONS.

     The Trustees considered the Advisor's Code of Ethics, ADV disclosure, and compliance program and concluded in each of these areas that the Advisor was structured in such a way to support the services being provided to the Fund.

     The Trustees also considered the character and amount of other incidental benefits received by the Advisor from its association with the Fund. The Trustees concluded that potential "fall-out" benefits that the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

All of these factors were considered by the Trustees, and also were considered by the Independent Trustees meeting separately with counsel at both the May and November Meetings. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Trustees and the Independent Trustees that shareholders had received favorable absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the semi-annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor's or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Vice Fund has adopted proxy voting policies and procedures that delegate to Mutuals Advisors, Inc., the Fund's investment advisor (the "Advisor"), the authority to vote proxies. A description of the Vice Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge by calling 1-866-264-8783 or by accessing the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund's Forms N-CSR and N-Q on the SEC's website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

VICE FUND

Investment Advisor                      MUTUALS ADVISORS, INC.
                                        Plaza of the Americas
                                        700 North Pearl Street, Suite 900
                                        Dallas, Texas 75201

Legal Counsel                           GODFREY & KAHN, S.C.
                                        780 North Water Street
                                        Milwaukee, Wisconsin 53202

Independent Registered Public           TAIT, WELLER & BAKER
Accounting Firm                         1818 Market Street, Suite 2400
                                        Philadelphia, Pennsylvania 19103

Transfer Agent, Fund Accountant         U.S. BANCORP FUND SERVICES, LLC
and Fund Administrator                  615 East Michigan Street
                                        Milwaukee, Wisconsin 53202

Custodian                               U.S. BANK, N.A.
                                        425 Walnut Street
                                        Cincinnati, Ohio 45202

Distributor                             QUASAR DISTRIBUTORS, LLC
                                        615 East Michigan Street
                                        Milwaukee, Wisconsin 53202

Printed on recycled paper

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a)  (1) Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     MUTUALS.com

     By:  /s/Michael Henry
          --------------------------------------
          Michael Henry, President and Treasurer

     Date   12-6-05
          --------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

     By:  /s/Michael Henry
          -------------------------------------------
          Michael Henry, President and Treasurer
          (Principal Executive and Financial Officer)

     Date   12-6-05
          -------------------------------------------